Exhibit 11

                                Reed Smith LLP
                               435 Sixth Avenue
                          Pittsburgh, PA 15219-1886


                               ______ __, 2003




The Trustees of
VISION Group of Funds
5800 Corporate Drive
Pittsburgh, PA  15237-7000

      Re:  Legality of Shares Opinion

Ladies and Gentlemen:

     Each of the portfolios (each an "Acquiring Fund") of the VISION Group of Funds, a Delaware business trust (the "VISION Trust"), listed on Annex A proposes to acquire the assets of a corresponding portfolio (each an "Acquired ARK Fund") of the ARK Funds (the "ARK Trust") listed on Annex A or a corresponding portfolio (each an "Acquired VISION Fund") of the VISION Trust listed on Annex A (each an "Acquired VISION Fund") in exchange for shares of the corresponding Acquiring Fund ("Shares") pursuant to the Agreement and Plan of Reorganization dated ________, 2003 ("Agreement"), included as an exhibit to the registration statement of the Trust filed on Form N-14 (Securities Act of 1933 No. to be assigned) under the Securities Act of 1933, as amended ("N-14 Registration").

     As counsel we have reviewed the appropriate documents relating to the organization of the Trust, its registration under the Investment Company Act of 1940, the registration of its securities on Form N-1A under the Securities Act of 1933 and participated in the drafting of the N-14 Registration. Specifically, we have examined and are familiar with the written Agreement and Declaration of Trust dated August 11, 2000 (amended May 29, 2002), the Bylaws of the Trust, and such other documents and records deemed relevant for the purpose of rendering this opinion. We have also reviewed questions of law as deemed necessary or appropriate by us for the purposes of this opinion.

     Based upon the foregoing, we are of the opinion that:

     1. The Trust is duly organized and validly existing pursuant to the Agreement and Declaration of Trust.


     2. The Shares, which are currently being registered by the N-14 Registration, may be legally and validly issued in accordance with the Agreement and Declaration of Trust upon receipt of consideration sufficient to comply with the provisions of the Agreement and Declaration of Trust and subject to compliance with the Investment Company Act of 1940, as amended, and applicable state laws regulating the sale of securities. Such Shares, when so issued, will be fully paid and non-assessable.

     We hereby consent to the filing of this opinion as an exhibit to the N-14 Registration referred to above and to any application or registration statement filed under the securities laws of any of the States of the United States.

                                          Very truly yours,



                                          Reed Smith LLP

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                                     ANNEX A

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   Acquired Fund                               Acquiring Fund
   1. ARK International Equity Portfolio       Vision International Equity Fund
        -Class A Shares                          -Class A Shares
        -Institutional Shares                    -Institutional Shares
      ARK Emerging Markets Equity              Vision International Equity Fund
   Portfolio
        -Class A Shares                          -Class A Shares

   2. ARK U.S. Government Bond                 Vision U.S. Government Bond Fund
      Portfolio                                (formerly Vision U.S. Government
                                               Securities Fund)
        -Class A Shares                          -Class A Shares
        -Institutional Shares                    -Institutional I Shares

   3. ARK Short-Term Treasury                  Vision Short Duration Government
      Portfolio                                Bond Fund (formerly Vision
        -Class A Shares                        Institutional Limited Duration
                                               U.S. Government Fund)
        -Institutional Shares                    -Class A Shares
                                                 -Institutional Shares

   4. ARK Money Market Portfolio               Vision Money Market Fund
        -Class A Shares                          -Class A Shares
        -Class B Shares                          -Class B Shares
        -Institutional Shares                    -Institutional I Shares
        -Institutional II Shares                 -Institutional II Shares
      ARK Prime Cash Management Portfolio      Vision Money Market Fund
        -Corporate Class                         -Institutional I Shares
        -Corporate II Class                      -Institutional II Shares
        -Corporate III Class                     -Institutional II Shares

   5. ARK U.S. Treasury Money Market           Vision U.S. Treasury Money Market
      Portfolio                                Fund (formerly Vision Treasury
                                               Money Market Fund)
        -Class A Shares                          -Class A Shares
        -Institutional Shares                    -Institutional I Shares
        -Institutional II Shares                 -Institutional II Shares
      ARK U.S. Treasury Cash Management        Vision U.S. Treasury Money Market
      Portfolio                                Fund (formerly Vision Treasury
                                               Money Market Fund)
        - Corporate II Class                     -Institutional II Shares
        - Corporate III Class                    -Institutional II Shares

   6. ARK Value Equity Portfolio               Vision Large Cap Stock Fund
        -Class A Shares                          -Class A Shares
        -Class B Shares                          -Class B Shares
        -Institutional Shares                    -Institutional I Shares
      ARK Blue Chip Equity Portfolio           Vision Large Cap Stock Fund
        -Class A Shares                          -Class A Shares
        -Class B Shares                          -Class B Shares
        -Institutional Shares                    -Institutional I Shares
      Vision Large Cap Core Fund               Vision Large Cap Stock Fund
        -Class A Shares                          -Class A Shares
        -Class B Shares                          -Class B Shares

   7. ARK Pennsylvania Tax-Free Portfolio      Vision Pennsylvania Municipal
                                               Bond Fund
        -Class A Shares                          -Class A Shares
        -Class B Shares                          -Class B Shares
        -Institutional Shares                    -Institutional I Shares
      Vision Pennsylvania Municipal Income     Vision Pennsylvania Municipal
      Fund                                     Bond
                                               Fund
        -Class A Shares                          -Class A Shares


   Acquired Fund                               Acquiring Fund
   8. ARK U.S. Government Money Market         Vision U.S. Government Money
      Portfolio                                Market
                                               Fund
        -Class A Shares                          -Class A Shares
        -Institutional Shares                    -Institutional I Shares
        -Institutional II Shares                 -Institutional II Shares
      ARK U.S. Government Cash                 Vision U.S. Government Money
      Management Portfolio                     Market
                                               Fund
        -Corporate II Shares                     -Institutional II Shares
        -Corporate III Shares                    -Institutional II Shares

   9. ARK Tax-Free Money Market Portfolio      Vision Tax-Free Money Market Fund
        -Class A Shares                          -Class A Shares
        -Institutional Shares                    -Institutional I Shares
      ARK Tax-Free Cash Management             Vision Tax-Free Money Market
      Portfolio                                Fund
        -Corporate III Shares                    -Institutional II Shares

   10.  ARK Social Issues Small-Cap Equity     Vision Social Balanced
      Portfolio                                Fund
        -Institutional Shares                    -Institutional I Shares
      ARK Social Issues Capital Growth         Vision Social Balanced
      Portfolio                                Fund
        -Institutional Shares                    -Institutional I Shares
      ARK Social Issues Blue Chip Equity       Vision Social Balanced Fund
   Portfolio
        -Institutional Shares                    -Institutional I Shares
      ARK Social Issues Intermediate           Vision Social Balanced Fund
   Fixed Income Portfolio
        -Institutional Shares                    -Institutional I Shares

   11.  ARK Intermediate Fixed Income          Vision Intermediate-Term Bond Fund
      Portfolio
        -Institutional Shares                    -Institutional I Shares
      Vision Intermediate-Term Bond Fund       Vision Intermediate-Term Bond Fund
        -Class A Shares                          -Class A Shares

   12.  ARK Equity Index Portfolio             Vision Equity Index Fund
        -Class A Shares                          -Class A Shares
        -Institutional Shares                    -Institutional I Shares

   13.  ARK Equity Income Portfolio            Vision Equity Income Fund
        -Class A Shares                          -Class A Shares
        -Institutional Shares                    -Institutional I Shares

   14.  ARK Mid-Cap Equity Portfolio           Vision Mid Cap Growth Fund
        -Class A Shares                          -Class A Shares
        -Institutional Shares                    -Institutional I Shares

   15.  ARK Small-Cap Portfolio                Vision Small Cap Growth Fund
        -Class A Shares                          -Class A Shares
        -Class B Shares                          -Class B Shares
        -Class C Shares                          -Class C Shares
        -Institutional Shares                    -Institutional I Shares



   Acquired Fund                               Acquiring Fund
   16.  ARK Capital Growth Portfolio           Vision Multi Cap Growth Fund
        -Class A Shares                          -Class A Shares
        -Class B Shares                          -Class B Shares
        -Institutional Shares                    -Institutional I Shares

   17.  ARK Balanced Portfolio                 Vision Balanced Fund
        -Class A Shares                          -Class A Shares
        -Class B Shares                          -Class B Shares
        -Institutional Shares                    -Institutional I Shares

   18.  ARK Income Portfolio                   Vision Income Fund
        -Class A Shares                          -Class A Shares
        -Class B Shares                          -Class B Shares
        -Institutional Shares                    -Institutional I Shares

   19.  ARK Short-Term Bond Portfolio          Vision Short-Term Corporate Bond Fund
        -Institutional Shares                    -Institutional I Shares

   20.  ARK Maryland Tax-Free Portfolio        Vision Maryland Municipal Bond Fund
        -Class A Shares                          -Class A Shares
        -Class B Shares                          -Class B Shares
        -Institutional Shares                    -Institutional I Shares

   21.  ARK Pennsylvania Tax-Free Money        Vision Pennsylvania Tax-Free Money Market Fund
      Market Portfolio
        -Class A Shares                          -Class A Shares
        -Institutional Shares                    -Institutional I Shares
        -Institutional II Shares                 -Institutional II Shares


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